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                             JPMORGAN INCOME FUNDS
                         JPMORGAN STRATEGIC INCOME FUND

                               ALL SHARE CLASSES

                         SUPPLEMENT DATED APRIL 9, 2002
                  TO THE PROSPECTUSES DATED FEBRUARY 28, 2002

    The following language in the second bullet point under the heading "The Fund's Main Investment Strategy" for the above-referenced Fund, is hereby moved to the second paragraph under the same heading: The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

    The following should be added to the second bullet point: Debt securities of foreign issuers, including foreign governments and companies.

                                                                      SUP-SI-402